UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 13, 2009

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)
Delaware	1-3480	41-0423660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 West Century Avenue P.O. Box 5650 Bismarck, North Dakota 58506-5650 (Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                      DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b)  John L. Olson retired from the Board of Directors of the Company on August 13, 2009 in accordance with the mandatory retirement provisions in the Company's bylaws.  Mr. Olson as a nonemployee director was ineligible to continue on the Board beyond the first regular meeting of the Board after the date he reached age 70.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit
Number                       Description of Exhibit

99.1                              Press Release Announcing Retirement of John L. Olson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 17, 2009

MDU Resources Group, Inc.

By: /s/ Paul K. Sandness
Paul K. Sandness
General Counsel and Secretary